SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
January 5, 2004 (December 19, 2003)

Perot Systems Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22495	75-2230700

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 577-0000

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Stock Purchase Agreement
EX-99.2 List of Omitted Schedules

Item 2. Acquisition or Disposition of Assets.

     As previously announced, on December 19, 2003, Perot Systems Corporation (the “Company”), through a wholly owned subsidiary, completed the acquisition from HCL Technologies Limited, a corporation formed in India (“HCLT”), of all of HCLT’s interest in HCL Perot Systems B.V., a joint venture entity formed by the Company and HCLT in 1996 (“HPS”), for approximately US$105,300,000 (US$15,000,000 cash and a promissory note for US$90,300,000, which has been paid in full). The assets of HPS include approximately US$45,000,000 of cash and short-term investments as of November 30, 2003, contractual rights, and various tangible and intangible assets. The sale was consummated pursuant to a Stock Purchase Agreement, dated as of December 12, 2003, by and among the Company, Perot Systems Investments B.V., a Dutch company having its registered office in Amsterdam, The Netherlands and a wholly-owned subsidiary of the Company; HCLT; HCL Holdings GmbH, Austria, a corporation registered and incorporated under the laws of Austria and a wholly-owned subsidiary of HCL Bermuda (“HCL”); HCL Technologies (Bermuda) Limited, a corporation formed under the laws of Bermuda and parent of HCL; HPS; HCL Perot Systems (Mauritius) Private Limited, a corporation formed under the laws of Mauritius and a wholly-owned subsidiary of HPS; and HCL Perot Systems Limited, a corporation formed under the laws of India (the “Agreement”). HPS is a provider of information technology services and specializes in business transformation and application outsourcing. The Company will continue operating the business previously operated by HPS. The Company paid the cash portion of the consideration for the sale out of its cash on hand. The Company paid the promissory note out of its cash on hand.

     The consideration for the purchase of the interest in HPS was determined by an auction between representatives of the Company and HCLT.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial information required in connection with the purchase of the shares of HCLT in HPS is not included in this initial report. Historical financial statements required in connection with the HPS acquisition will be filed within sixty (60) days after the date of this report.

     (b)  Pro Forma Financial Information.

In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the purchase of the shares of HCLT in HPS is not included in this initial report. Pro forma financial statements required in connection with the HPS acquisition will be filed within sixty (60) days after the date of this report.

     (c)  Exhibits.

Exhibit
Number	Description

*99.1	Stock Purchase Agreement, dated as of December 12, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot Systems Investments B.V., a Dutch company having its registered office in Amsterdam, The Netherlands and a wholly-owned subsidiary of Perot Systems Corporation; HCL Technologies Limited, a corporation formed in India; HCL Holdings GmbH, Austria, a corporation registered and incorporated under the laws of Austria; HCL Technologies (Bermuda) Limited, a corporation formed under the laws of Bermuda; HCL Perot Systems B.V., a Dutch company having its registered office in Amsterdam, The Netherlands; HCL Perot Systems (Mauritius) Private Limited, a corporation formed under the laws of Mauritius; and HCL Perot Systems Limited, a corporation formed under the laws of India.

**99.2	List of Omitted Schedules

*	Filed herewith.

**	The Schedules to the Stock Purchase Agreement are not being filed herewith. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004	PEROT SYSTEMS CORPORATION

	By:	/s/ Rex Mills

Rex Mills
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

*99.1	Stock Purchase Agreement, dated as of December 12, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot Systems Investments B.V., a Dutch company having its registered office in Amsterdam, The Netherlands and a wholly-owned subsidiary of Perot Systems Corporation; HCL Technologies Limited, a corporation formed in India; HCL Holdings GmbH, Austria, a corporation registered and incorporated under the laws of Austria; HCL Technologies (Bermuda) Limited, a corporation formed under the laws of Bermuda; HCL Perot Systems B.V., a Dutch company having its registered office in Amsterdam, The Netherlands; HCL Perot Systems (Mauritius) Private Limited, a corporation formed under the laws of Mauritius; and HCL Perot Systems Limited, a corporation formed under the laws of India.

**99.2	List of Omitted Schedules

*	Filed herewith.

**	The Schedules to the Stock Purchase Agreement are not being filed herewith. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.